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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 28, 2007

                           RESOURCES CONNECTION, INC.

            Delaware                    0-32113                33-0832424
  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

          695 Town Center Drive, Suite 600,
                Costa Mesa, California                          92626
       (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (714) 430-6400

                                 Not applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 28, 2007, Resources Connection, Inc. (the "Company") issued a press release announcing its results of operations for the quarter and nine months ended February 28, 2007 (the third quarter of the Company's fiscal 2007). A copy of the press release issued by the Company is attached as Exhibit 99.1 to this report and is incorporated by reference into this item.

Within the attached press release, the Company makes reference to certain non-generally accepted accounting principles ("non-GAAP") financial measures, including "non-GAAP operating income", "non-GAAP net income" and "non-GAAP net income per diluted share" which have directly comparable generally accepted accounting principles ("GAAP") financial measures. The Company believes that these non-GAAP measures represent important internal measures of performance. Accordingly, where these non-GAAP measures are provided, it is done so that investors have the same financial data that management uses with the belief that such information will assist the investment community in assessing the underlying performance of the Company on a year over year and sequential basis. Whenever such information is presented, the Company has complied with the provisions of the rules under Regulation G and Item 2.02 of Form 8-K. In addition to the reasons described above, specific reasons the Company's management believes that the presentation of certain non-GAAP financial measures provides useful information to investors regarding the Company's financial condition, results of operations and cash flows are as follows:

The non-GAAP measures presented in the attached press release are not in accordance with, or an alternative for, GAAP and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures and the Non-GAAP Income Statement are not based on any comprehensive set of accounting rules or principles. The Company believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Company's results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate the Company's results of operations in conjunction with the corresponding GAAP measures.

The Company believes that the presentation of non-GAAP operating income, non-GAAP net income, non-GAAP diluted net income per share and non-GAAP shares used in net income per share calculation, when shown in conjunction with the corresponding GAAP measures, provides useful information to investors and management regarding financial and business trends relating to its financial condition and results of operations.

For its internal budgeting process, the Company's management uses financial statements that do not include stock-based compensation expense relating to employee stock option grants and employee stock purchases, and the income tax effects thereof. The Company's management also uses the foregoing non-GAAP measures, in addition to the corresponding GAAP measures, in reviewing the financial results of the Company.

As described above, the Company excludes the following items from one or more of its non-GAAP measures:

Stock-based compensation. These expenses (which comprise a portion of the selling, general, and administrative expenses line item in the Income Statement) consist of expenses for employee stock options and employee stock purchases under SFAS 123(R). The Company excludes stock-based compensation expenses from its non-GAAP measures primarily because they are non-cash expenses that the Company does not believe are reflective of ongoing operating results. Further, as the Company applies SFAS 123(R), it believes that it is useful to investors to understand the impact of the application of SFAS 123(R) to its results of operations. The Company will incur stock-based compensation expense related to employee stock options and employee stock purchases in future periods.

Provision for income taxes. Excluding the income tax effect of the non-GAAP pre-tax adjustments from provision for income taxes assists investors in understanding the tax provision associated with those adjustments. Further, because the Company has historically issued incentive stock options, the impact of implementing SFAS 123(R) can result in a tax provision considerably different than the tax provision calculated before stock based compensation, and the Company believes it is useful for investors to understand this impact.

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Selling, general and administrative expenses before stock-based compensation, operating income before amortization and depreciation and stock-based compensation, operating income before stock-based compensation, income before provision for income taxes and stock-based compensation, provision for incomes taxes before stock-based compensation and net income before stock-based compensation and diluted earnings per share (before stock-based compensation) are presented as supplemental disclosures in order to provide comparable information versus prior year and prior quarter measures of operating performance. These measures are also the primary measures of performance used by management to evaluate the Company's financial performance and the Compensation Committee of the Board of Directors to assess portions of management's performance.

The information in this current report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

 (d)      EXHIBITS

EXHIBIT NO.   DESCRIPTION
------------  -----------------------------------
Exhibit 99.1  Press Release issued March 28, 2007

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     RESOURCES CONNECTION, INC.

Date: March 28, 2007
                                                     By: /s/ Donald B. Murray
                                                         ----------------------
                                                         Donald B. Murray
                                                         Chief Executive Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION
------------  -----------------------------------
Exhibit 99.1  Press Release issued March 28, 2007